Receivables	12 Months Ended
Sep. 01, 2016
Receivables [Abstract]
Receivables
Receivables

As of	2016	2015
Trade receivables	$1,765	$2,188
Income and other taxes	119	116
Other	184	203
	$2,068	$2,507

As of September 1, 2016 and September 3, 2015, other receivables included $53 million and $120 million, respectively, due from Intel for amounts related to product design and process development activities under cost-sharing agreements for NAND Flash and 3D XPointTM memory.